UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 12, 2008

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On October 12, 2008, the Board of Directors of International Rectifier Corporation (the “Company”) approved the Fourth Amendment (the “Amendment”) to its existing Amended and Restated Rights Agreement, dated as of December 15, 1998 (as amended, the “Rights Agreement”), between the Company and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.  The Amendment: (i) extends the expiration date of the preferred stock purchase rights (the “Rights”) issued under the Rights Agreement from the close of business on November 25, 2008 to the close of business on the earlier of (A) April 12, 2009 or (B) the third business day after the filing by the Company with the Securities and Exchange Commission of a Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2008; (ii) amends the definition of “beneficial ownership” to explicitly cover synthetic and derivative securities; (iii) decreases from 20% to 10% the threshold of beneficial ownership of the Company’s securities necessary to cause investors to become “Acquiring Persons” and thereby trigger the issuance of the Rights under the Rights Agreement, except that, (A) in the case of passive investors filing on Schedule 13G, the threshold has been fixed at 15% and (B) shareholders who beneficially own more than 10% of the Company’s voting stock as of October 12, 2008 will be grandfathered under the Amendment so that their existing ownership positions, plus ownership up to an additional 1% of the Company’s stock, will be permitted; and (iv) provides that a person or group who inadvertently exceeds the ownership threshold under the Rights Agreement, as determined in good faith by the board of directors of the Company, may cure the inadvertent triggering by promptly reducing its beneficial ownership of Company securities so that it would no longer be an “Acquiring Person.”  A copy of the Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The description of the Amendment to the Rights Agreement set forth above under Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On October 13, 2008, the Company issued a press release in response to the withdrawal of a tender offer by Vishay Intertechnology, Inc.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 of this report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 8.01. Other Events

On October 13, 2008, the Company issued a press release announcing the annual meeting date for its 2008 annual meeting and the Amendment of its Rights Agreement.  A copy of that press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.  The description of the Amendment to the Rights Agreement set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits

(d)  Exhibits

Exhibit Number	Description
4.1

Fourth Amendment to the Amended and Restated Rights Agreement, dated as of October 12, 2008, between International Rectifier Corporation and Mellon Investor Services LLC (F/K/A/ ChaseMellon Shareholder Services, L.L.C.)

99.1	Press Release dated October 13, 2008, titled International Rectifier Issues Statement on Withdrawn Vishay Tender Offer

99.2	Press Release dated October 13, 2008, titled International Rectifier Sets Date for 2008 Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2008	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy E. Bixler
		Name:	Timothy E. Bixler
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Fourth Amendment to the Amended and Restated Rights Agreement, dated as of October 12, 2008, between International Rectifier Corporation and Mellon Investor Services LLC (F/K/A/ ChaseMellon Shareholder Services, L.L.C.)

99.1	Press Release, dated October 13, 2008, titled International Rectifier Issues Statement on Withdrawn Vishay Tender Offer

99.2	Press Release, dated October 13, 2008, titled International Rectifier Sets Date for 2008 Annual Meeting